Other Payables and Accruals (Details) - USD ($) $ in Thousands		Sep. 30, 2016	Sep. 30, 2015
Accounts Payable/Other Payables and Accruals [Abstract]
Accrued employee benefits		$ 44	$ 53
Other payables		152	102
Total	[1]	$ 195	$ 155

[1]	All of the VIE's assets can be used to settle obligations of their primary beneficiary. Liabilities recognized as a result of consolidating these VIEs do not represent additional claims on the Company's general assets (Note 3).